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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): September 18, 2003


                         SYNOVIS LIFE TECHNOLOGIES, INC.
             (Exact name of Registrant as specified in its charter)

                        State of Incorporation: Minnesota
                         Commission File No.: 000-13907
                 I.R.S. Employer Identification No.: 41-1526554

         Address of principal executive offices: 2575 University Ave. W.
                            St. Paul, Minnesota 55114

                        Telephone Number: (651) 603-3700

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ITEM 5.  OTHER EVENTS.

Synovis Life Technologies, Inc. today announced that it has entered into definitive agreements with certain institutional and other accredited investors with respect to the sale of 1.5 million shares of its common stock in a private placement. A copy of the press release regarding the announcement is incorporated herein and attached hereto as Exhibit 99.1. Synovis will also publish the press release, including the supplemental information contained therein, on its website www.synovislife.com.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits.

           99.1 Synovis Life Technologies, Inc. News Release dated September 18, 2003.




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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           SYNOVIS LIFE TECHNOLOGIES, INC.

                                           By: /s/ Connie L. Magnuson
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                                               Connie L. Magnuson
                                               Vice-President of Finance and
                                               Chief Financial Officer

September 18, 2003

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